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                                                                    EXHIBIT 23.7


         CONSENT OF ARTHUR ANDERSEN LLP, INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the use of our report (and to all references to our Firm) included in or made a part of this i2 Technologies, Inc. registration statement on Form S-4.



                                                /s/ ARTHUR ANDERSEN LLP

                                                ARTHUR ANDERSEN LLP


Denver, Colorado
August 3, 2001